SEMI ANNUAL REPORT

                                FEBRUARY 28, 1998

                               TEMPLETON EMERGING
                           MARKETS INCOME FUND, INC.

[FRANKLIN TEMPLETON LOGO]






PAGE
[FRANKLIN TEMPLETON CELEBRATING OVER 50 YEARS LOGO]


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective, and to expect that mixed in with the good years can be some bad years. It's important to remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


In 1992, Sir John Templeton retired after a 50-year career of helping investors manage their money. Currently he devotes all of his time and efforts to the John Templeton Foundation. A major portion of his assets remain invested in the Templeton funds, which are managed by many of the investment professionals he selected and trained.






PAGE
SHAREHOLDER LETTER

Your Fund's Objective: Templeton Emerging Markets Income Fund seeks high current income, with a secondary objective of capital appreciation, by investing primarily in a portfolio of high-yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries.


Dear Shareholder:

We are pleased to present this semi-annual report of the Templeton Emerging Markets Income Fund, which covers the six months ended February 28, 1998.

During the period under review, the effects of the Asian currency crisis were felt on financial markets worldwide. Beginning with a speculative attack against the Hong Kong dollar in October, the crisis spread, engulfing Korea, Eastern Europe and Latin America. Several stock markets crashed, resulting in widened interest-rate spreads on emerging market debt. In particular, countries with weak fiscal positions or overvalued currencies, such as Brazil, Argentina, and Russia, were adversely affected. However, due to higher oil prices, strong economic policies and close economic ties to the United States,


You may find a complete listing of the Fund's portfolio holdings, including the number of shares and dollar value, beginning on page 8 of this report.



CONTENTS

Shareholder Letter ............   1

Performance Summary ...........   5

Financial Highlights &
Statement of Investments ......   7

Financial Statements ..........  11

Notes to Financial
Statements ....................  14




[FUND CATEGORY PYRAMID]





PAGE
GEOGRAPHIC DISTRIBUTION
Based on Total Net Assets
2/28/98

Latin America       68.5%
Asia                13.5%
Europe               7.2%
Other                4.3%
Short-Term
Investments &
Other Net Assets     6.5%


investors perceived Mexico and Venezuela as "safe havens" and bond prices rose in those countries. Bulgarian bonds also provided positive returns, reflecting the country's successful implementation of economic reforms. Despite the "Asian contagion," emerging market bond prices, as measured by the J.P. Morgan EMBI+ Index (EMBI+), rose approximately 1.4%.(1) Within this environment, the Fund posted a six-month cumulative total return of 1.35% in market-price terms, and 1.71% in net asset value terms, as discussed in the Performance Summary on page 5.

On February 28, 1998, debt securities of Argentina, Brazil, Mexico, and Venezuela represented 61.1% of the Fund's total net assets. During the reporting period, we tried to keep our holdings in Argentina, Brazil and Mexico relatively stable and attempted to take advantage of volatility caused by the crisis by increasing our exposure to countries with long-term economic fundamentals we believe are improving. For example, we increased our Venezuelan holdings during the period, from 7.8% to 11.5% of total net assets.

Looking forward, we believe that Asia's adjustment process is still at an early stage, and that its financial markets may not yet have reached bottom. However, hopeful signs are emanating from South Korea, Thailand and the Philippines, as their governments try to fashion strong economic stabilization programs. Elsewhere, Russia and Brazil appear prepared to tackle their fiscal deficits with a sense of urgency. Brazil, for example, passed a package of fiscal measures in November designed to quash currency speculation, while Russia's government


(1). Source: Emerging Markets Bond Index Monitor, J.P. Morgan Securities, Inc. Market return includes reinvested dividends. An index is an unmanaged group of securities that is used to measure market performance. One cannot invest directly in an index.


2
PAGE




proposed a much-needed tax reform package to its parliament. We intend to maintain our focus on those countries that seem to be making progress on economic reform because, in our opinion, these policies should increase the value of their debt securities. Similarly, we shall seek to avoid countries that, in our view, are failing to make economic reforms and whose policy credibility is thereby weakened.

Of course, investing in emerging markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic and political developments and the relatively small size and lesser liquidity of these markets. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, severe market corrections.

This discussion reflects the strategies we employed for the Fund during the six months under review, and includes our opinions as of the close of the period. Because economic and market conditions are constantly changing, our strategies and our evaluations, conclusions and decisions regarding portfolio holdings may change as new circumstances arise. All figures shown are as of February 28, 1998, and the Fund's holdings can be expected to change with market developments and management of the portfolio. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing the securities we purchase or sell for the Fund.


TOP 10 COUNTRIES
REPRESENTED IN THE FUND*
2/28/98

                  % OF TOTAL
COUNTRY           NET ASSETS
----------------------------

Argentina              18.4%

Brazil                 15.8%

Mexico                 15.4%

Venezuela              11.5%

Turkey                  4.8%

Indonesia               4.8%

Ecuador                 4.8%

Russia                  4.4%

Philippines             3.8%

Bulgaria                1.7%


*Does not include investments in U.S. government securities and short-term investments and other net assets.


                                                                               3

PAGE





We appreciate your support, welcome your comments and look forward to serving you in the future.

Sincerely,





/s/Neil S. Devlin, CFA
----------------------
Neil S. Devlin, CFA





/s/Umran Demirors, Ph.D.
------------------------
Umran Demirors, Ph.D.





/s/Ronald A. Johnson, Ph.D.
---------------------------
Ronald A. Johnson, Ph.D.


Portfolio Management Team
Templeton Emerging Markets Income Fund, Inc.


4

PAGE




PERFORMANCE SUMMARY

In market-price terms, Templeton Emerging Markets Income Fund produced a 1.35% cumulative total return for the six-month period ended February 28, 1998. Based on the change in net asset value (in contrast to market price), the Fund delivered a 1.71% cumulative total return for the same period. Both total return figures assume reinvestment of dividends and capital gains in accordance with the dividend reinvestment plan.

We have always maintained a long-term perspective when managing the Fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, based on the change in market price, the Fund delivered a 34.00% cumulative total return for the period from its inception on September 23, 1993 through February 28, 1998.

During the reporting period, the Fund's closing price on the New York Stock Exchange decreased $0.4375 per share, from $13.4375 on August 31, 1997, to $13.00 on February 28, 1998, while the net asset value decreased $0.42 per share, from $14.33 to $13.91. Shareholders received income dividends totaling
62.0 cents ($0.62) per share. Distributions will vary depending on income earned by the Fund and any profits realized from the sale of securities in the Fund's portfolio, as well as the level of the Fund's operating expenses.



Past performance is not predictive of future results.


                                                                               5

PAGE




TEMPLETON EMERGING MARKETS INCOME FUND
Periods ended 2/28/98

                                                                           SINCE
                                                                         INCEPTION
                                                      1-YEAR    3-YEAR   (9/23/93)
                                                      ------    ------   ---------
  Cumulative Total Return(1)
    Based on change in net asset value                 9.67%    77.01%    51.98%
    Based on change in market price                   11.02%    69.40%    34.00%
  Average Annual Total Return(2)
    Based on change in net asset value                 9.67%    20.96%    9.90%
    Based on change in market price                   11.02%    19.20%    6.83%

(1). Cumulative total return represents the change in value of an investment over the periods indicated.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated.

All calculations assume reinvestment of dividends and capital gains, either at net asset value or at market price on the reinvestment date, in accordance with the dividend reinvestment plan, and do not reflect sales charges that would have been paid at inception or brokerage commissions that would have been paid on secondary market purchases.

Past expense reductions by the Fund's manager and shareholder servicing agent increased the Fund's total returns. Investment return and principal value will fluctuate with market conditions, currency volatility and the economic, social, and political climates of the countries where investments are made. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares.




Past performance is not predictive of future results.


6

PAGE




TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Highlights

                                                            SIX MONTHS
                                                               ENDED                     YEAR ENDED AUGUST 31,
                                                         FEBRUARY 28, 1998    --------------------------------------------
                                                            (UNAUDITED)         1997        1996        1995       1994+
                                                         -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout the period)
Net asset value, beginning of period.................          $14.33           $12.92      $11.52      $12.35      $14.02
                                                         -----------------------------------------------------------------
Income from investment operations:
 Net investment income...............................             .59             1.18        1.24        1.33        1.18
 Net realized and unrealized gain (loss).............            (.39)            1.47        1.40        (.92)      (1.77)
                                                         -----------------------------------------------------------------
Total from investment operations.....................             .20             2.65        2.64         .41        (.59)
                                                         -----------------------------------------------------------------
Underwriting expenses deducted from capital..........              --               --          --          --        (.03)
                                                         -----------------------------------------------------------------
Less distributions from:
 Net investment income...............................            (.62)           (1.24)      (1.24)      (1.24)      (1.00)
 Net realized gains..................................              --               --          --          --        (.05)
                                                         -----------------------------------------------------------------
Total distributions..................................            (.62)           (1.24)      (1.24)      (1.24)      (1.05)
                                                         -----------------------------------------------------------------
Net asset value, end of period.......................          $13.91           $14.33      $12.92      $11.52      $12.35
                                                         =================================================================
Total Return*
 Based on market value per share.....................           1.35%           22.11%      23.73%     (4.28)%     (9.71)%
 Based on net asset value per share..................           1.71%           22.20%      24.31%       3.82%     (4.55)%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)....................        $662,294         $682,212    $614,951    $548,448    $587,954
Ratios to average net assets:
 Expenses............................................           1.18%**          1.19%       1.09%        .81%        .86%**
 Expenses, excluding waiver and payments by
   affiliate.........................................           1.18%**          1.19%       1.20%       1.28%       1.25%**
 Net investment income...............................           8.69%**          8.62%      10.14%      11.79%       9.66%**
Portfolio turnover rate..............................          69.65%          266.79%      77.90%      58.73%      91.73%

*Total return is not annualized.
**Annualized.
+For the period September 23, 1993 (commencement of operations) to August 31, 1994.
                       See Notes to Financial Statements.
                                                                               7

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED)

                                                               PRINCIPAL
                                                                AMOUNT*           VALUE
                                                                -------           -----
LONG TERM SECURITIES 93.5%
ARGENTINA 18.4%
Bridas Corp., Yankee, 12.50%, 11/18/99......................  $12,500,000     $ 13,525,000
Industrias Metalurgicas Pescarmona, 144A, 11.75%, 3/27/98...    5,900,000        6,032,573
Republic of Argentina:
  9.25%, 2/23/01............................................   32,880,000       34,359,600
  8.75%, 5/09/02............................................    7,800,000        7,620,600
  11.00%, 10/09/06..........................................    4,575,000        5,146,875
  Reg S, 11.75%, 2/12/07....................................   13,180,000ARG    13,911,995
  11.375%, 1/30/17..........................................    7,400,000        8,422,125
  9.75%, 9/19/27............................................   32,800,000       32,677,000
                                                                              ------------
                                                                               121,695,768
                                                                              ------------
BRAZIL 15.8%
Abril SA:
  12.00%, 10/25/03..........................................      375,000          389,063
  144A, 12.00%, 10/25/03....................................    5,525,000        5,732,188
Centrais Electricas Brasileiras SA, 144A, 10.00%,
  10/30/98..................................................    5,550,000        5,577,750
Companhia Suzano Papel, 10.25%, 10/06/01....................    6,000,000        5,902,500
Copene-Petroquimica Nordeste SA, 144A, 9.50%, 10/19/01......   14,150,000       13,897,281
Government of Brazil:
  FRN, conv., L, 6.75%, 4/15/12.............................   23,275,000       17,979,938
  8.00%, 4/15/14............................................    3,762,863        3,098,646
  10.125%, 5/15/27..........................................   47,380,000       45,958,600
Tevecap SA, 12.625%, 11/26/04...............................    6,480,000        6,350,400
                                                                              ------------
                                                                               104,886,366
                                                                              ------------
BULGARIA 1.7%
Republic of Bulgaria:
  FRN, 6.563%, 7/28/11......................................   12,275,000        9,436,406
  FRN, 6.563%, 7/28/24......................................    2,000,000        1,612,500
                                                                              ------------
                                                                                11,048,906
                                                                              ------------
COLOMBIA 1.0%
Banco Ganadero SA, 144A, 9.75%, 8/26/99.....................    5,580,000        5,747,400
Empresa Colombiana de Petroleos, 7.25%, 7/08/98.............    1,000,000        1,010,000
                                                                              ------------
                                                                                 6,757,400
                                                                              ------------
ECUADOR 4.8%
Republic of Ecuador:
  11.25%, 4/25/02...........................................   21,225,000       22,339,313
  144A, 11.25%, 4/25/02.....................................    8,750,000        9,209,375
                                                                              ------------
                                                                                31,548,688
                                                                              ------------
GUATEMALA .7%
Associacion Nacional del Cafe, 11.00%, 8/31/98..............    4,364,000        4,364,000
                                                                              ------------

 8

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*          VALUE
                                                                -------          -----
LONG TERM SECURITIES (CONT.)
INDIA .1%
Essar Steel Ltd., FRN, 8.275%, 7/20/99......................  $   865,000     $    748,225
                                                                              ------------
INDONESIA 4.8%
PT Astra International, 9.75%, 4/29/01......................    6,150,000        3,536,250
PT Indah Kiat Financial Mauritius, 10.00%, 7/01/07..........   16,375,000       13,102,456
PT Indah Kiat Pulp & Paper Corp., 144A, 8.875%, 11/01/00....    4,840,000        4,186,600
PT Inti Indorayon Utama, 9.125%, 10/15/00...................    6,830,000        3,930,665
Tjiwi Kimia Int'l Finance Co.BV, 13.25%, 8/01/01............    8,000,000        6,800,000
                                                                              ------------
                                                                                31,555,971
                                                                              ------------
MEXICO 15.1%
Banco Nacional Obra Serv., 9.625%, 11/15/03.................    3,500,000        3,692,500
Bepensa SA, 144A, 9.75%, 9/30/04............................    6,950,000        6,976,063
Cemex SA, 144A, 10.75%, 7/15/00.............................    6,340,000        6,783,800
Protexa Construcciones SA de CV, 144A, 12.125%, 7/24/02.....    8,300,000        7,802,000
United Mexican States:
  9.75%, 2/06/01............................................    8,230,000        8,764,950
  9.875%, 1/15/07...........................................   47,755,000       52,052,950
  11.375%, 9/15/16..........................................   11,800,000       14,042,000
                                                                              ------------
                                                                               100,114,263
                                                                              ------------
PHILIPPINES 3.8%
National Power Corp., 144A, 7.625%, 11/15/00................    8,500,000        8,143,765
Philippine Long Distance Telephone Co.:
  10.625%, 6/02/04..........................................    5,500,000        5,561,875
  9.25%, 6/30/06............................................    4,980,000        4,830,600
Subic Power Corp., 144A, 9.50%, 12/28/08....................    6,902,821        6,816,743
                                                                              ------------
                                                                                25,352,983
                                                                              ------------
POLAND 1.1%
Poland Communications Inc., 9.875%, 11/01/03................    7,590,000        7,420,743
                                                                              ------------
RUSSIA 4.4%
Minfin of Russia, 144A, 10.00%, 6/26/07.....................   31,550,000       29,380,938
                                                                              ------------
TRINIDAD AND TOBAGO .9%
Sei Holdings IX Inc.:
  11.00%, 11/30/00..........................................      380,000          411,390
  11.00%, 11/30/00, 144A....................................    5,210,000        5,640,372
                                                                              ------------
                                                                                 6,051,762
                                                                              ------------
TURKEY 4.8%
Pera Financial Services, 9.375%, 10/15/02...................    8,670,000        7,889,700
Republic of Turkey, 10.00%, 9/19/97, 144A...................   23,950,000       23,890,124
                                                                              ------------
                                                                                31,779,824
                                                                              ------------

                                                                               9

PAGE


TEMPLETON EMERGING MARKETS INCOME FUND, INC.
STATEMENT OF INVESTMENTS, FEBRUARY 28, 1998 (UNAUDITED) (CONT.)

                                                               PRINCIPAL
                                                                AMOUNT*          VALUE
                                                                -------          -----
LONG TERM SECURITIES (CONT.)
VENEZUELA 11.5%
Republic of Venezuela:
  144A, 9.125%, 6/18/07.....................................  $ 7,200,000     $  7,254,000
  Reg S, 9.125%, 6/18/07....................................    9,700,000        9,772,750
  9.25%, 9/15/27............................................   66,274,000       59,315,229
                                                                              ------------
                                                                                76,341,979
                                                                              ------------
UNITED STATES 4.6%
U.S. Treasury Note, 6.125%, 11/15/27........................   30,000,000       30,853,140
                                                                              ------------
TOTAL LONG TERM SECURITIES (COST $630,699,074)..............                   619,900,956
                                                                              ------------
SHORT TERM INVESTMENTS 1.3%
Federal Home Loan Mortgage Corp., 5.42%, 3/12/98............    3,000,000        2,995,500
Industrias Metalurgicas Pescarmona, 11.75%, 3/27/98.........      350,000          357,865
Mexico Treasury Bill (Cetes), 4/02/98.......................   17,233,220MXN     1,981,162
U.S. Treasury Bill, 5.02%, 4/02/98..........................    3,000,000        2,987,030
                                                                              ------------
TOTAL SHORT TERM INVESTMENTS (COST $8,402,093)..............                     8,321,557
                                                                              ------------
TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENT (COST
  $639,101,167).............................................                   628,222,513
                                                                              ------------
(a) REPURCHASE AGREEMENT 4.2%
Barclays de Zoete Wedd Sec Inc., 5.625%, 3/02/98 (Maturity
  Value $27,828,038) (COST $27,815,000)
  Collateralized by U.S. Treasury notes.....................   27,815,000       27,815,000
                                                                              ------------
TOTAL INVESTMENTS (COST $666,916,167) 99.0%.................                   656,037,513
OTHER ASSETS, LESS LIABILITIES 1.0%.........................                     6,256,501
                                                                              ------------
TOTAL NET ASSETS 100.0%.....................................                  $662,294,014
                                                                              ============

CURRENCY ABBREVIATIONS:

ARG  -- Argentina Peso
MXN  -- Mexican Peso

*Securities traded in U.S. dollars unless otherwise indicated.
(a) At February 28, 1998, all repurchase agreements held by the Fund had been entered into on that date.

                       See Notes to Financial Statements.
 10

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1998 (UNAUDITED)

Assets:
 Investments in securities, at value (cost $639,101,167)....    $628,222,513
 Repurchase agreement, at value and cost....................      27,815,000
 Cash.......................................................           2,405
 Receivables:
  Investment securities sold................................          49,220
  Dividends and interest....................................      17,510,890
 Unamortized organization costs.............................           3,589
                                                                ------------
      Total assets..........................................     673,603,617
                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................      10,379,871
  To affiliates.............................................         503,360
 Other liabilities..........................................         426,372
                                                                ------------
      Total liabilities.....................................      11,309,603
                                                                ------------
Net assets, at value........................................    $662,294,014
                                                                ============
Net assets consist of:
 Undistributed net investment income........................    $  5,860,707
 Net unrealized depreciation................................     (10,878,644)
 Accumulated net realized gain..............................       2,372,984
 Capital shares.............................................     664,938,967
                                                                ------------
Net assets, at value........................................    $662,294,014
                                                                ============
Net asset value per share ($662,294,014 divided by
  47,605,757 shares outstanding)............................          $13.91
                                                                ============

                       See Notes to Financial Statements.
                                                                              11

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED FEBRUARY 28, 1998 (UNAUDITED)

Interest income.............................................                      $ 32,207,515
Expenses:
 Management fees (Note 3)...................................    $ 2,773,643
 Administrative fees (Note 3)...............................        489,466
 Transfer agent fees........................................        359,000
 Custodian fees.............................................         86,974
 Reports to shareholders....................................         60,000
 Registration and filing fees...............................         45,000
 Professional fees..........................................         17,000
 Directors' fees and expenses...............................         24,000
 Amortization of organization costs.........................          2,835
 Other......................................................          8,061
                                                                -----------
      Total expenses........................................                         3,865,979
                                                                                  ------------
            Net investment income...........................                        28,341,536
                                                                                  ------------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     18,941,677
  Foreign currency transactions.............................         16,777
                                                                -----------
     Net realized gain......................................                        18,958,454
     Net unrealized depreciation on investments.............                       (37,701,911)
                                                                                  ------------
Net realized and unrealized loss............................                       (18,743,457)
                                                                                  ------------
Net increase in net assets resulting from operations........                      $  9,598,079
                                                                                  ============

                       See Notes to Financial Statements.
 12

PAGE




TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SIX MONTHS
                                                                      ENDED
                                                                FEBRUARY 28, 1998         YEAR ENDED
                                                                   (UNAUDITED)          AUGUST 31, 1997
                                                                ---------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................      $ 28,341,536           $ 56,317,185
  Net realized gain from investments and foreign currency
    transactions............................................        18,958,454             53,696,242
  Net unrealized appreciation (depreciation) on investments
   and translation of assets and liabilities denominated in
   foreign currencies.......................................       (37,701,911)            16,278,173
                                                                ---------------------------------------
    Net increase in net assets resulting from operations....         9,598,079            126,291,600
 Distributions to shareholders from net investment
   income:..................................................       (29,515,569)           (59,031,138)
                                                                ---------------------------------------
    Net increase (decrease) in net assets...................       (19,917,490)            67,260,462
Net assets:
 Beginning of period........................................       682,211,504            614,951,042
                                                                ---------------------------------------
 End of period..............................................      $662,294,014           $682,211,504
                                                                =======================================
Undistributed net investment income included in net assets:
 End of period..............................................      $  5,860,707           $  7,034,740
                                                                =======================================

                       See Notes to Financial Statements.
                                                                              13

PAGE




TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Emerging Markets Income Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 as a closed-end, diversified investment company. The Fund seeks high current income and capital appreciation by investing primarily in a portfolio of high yielding debt obligations of sovereign or sovereign-related entities and private sector companies in emerging market countries. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

 14

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

d. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

e. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. ORGANIZATION COSTS:

Organization costs are amortized on a straight line basis over five years.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. CAPITAL SHARES

As of February 28, 1998, there were 100,000,000 shares authorized ($.01 par value). During the six months ended February 28, 1998 and year ended August 31, 1997, there were no capital share transactions.

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers or directors of Templeton Investment Council, Inc. (TICI) and Franklin Templeton Services, Inc. (FT Services), the Fund's investment manager and administrative manager, respectively.

The Fund pays an investment management fee to TICI of 0.85% per year of the average daily net assets of the Fund. The Fund pays an administrative fee to FT Services of 0.15% per year of the Fund's average daily net assets. The Fund pays monthly a transfer agent fee to Paine Webber equal, on an annual basis to 0.10% of the average daily net assets of the Fund.

                                                                              15

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Notes to Financial Statements (unaudited) (continued)

4. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended February, 28, 1998, aggregated $436,513,382 and $469,059,729, respectively.

5. INCOME TAXES

At February 28, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes of $667,854,443 was as follows:

Unrealized appreciation.....................................  $  8,780,410
Unrealized depreciation.....................................   (20,597,340)
                                                              ------------
Net unrealized depreciation.................................  $(11,816,930)
                                                              ============

At August 31, 1997, the Fund had tax basis capital losses of $12,538,559 which may be carried over to offset capital gains. Such losses expire August 31, 2004.

 16

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.
Annual Meeting of Shareholders, February 17, 1998

An Annual Meeting of Shareholders of the Fund was held at the Fund's offices, 500 East Broward Boulevard, Ft. Lauderdale, Florida, on February 17, 1998. The purpose of the meeting was to elect three Directors of the Fund, to ratify the selection of McGladrey & Pullen, LLP, as the Fund's independent auditors for the fiscal year ending August 31, 1998, and in their discretion, to authorize the proxyholders to vote upon other such matters that may legally come before the meeting or any adjournment of the meeting. At the meeting, the following persons were elected by the shareholders to serve as Directors of the Fund: Harmon E. Burns, Andrew H. Hines, Jr. and Charles B. Johnson.* The shareholders ratified the selection of McGladrey & Pullen, LLP, to serve as the Fund's independent auditors for the fiscal year ending August 31, 1998. No other business was transacted at the meeting.

The results of the voting at the Annual Meeting are as follows:

1. The election of three (3) Directors for the term set forth below:

                                                                                 % OF                           % OF
                                                                              OUTSTANDING                    OUTSTANDING
                    TERM EXPIRING 2001:                          FOR            SHARES         WITHHELD        SHARES
------------------------------------------------------------------------------------------------------------------------
Harmon E. Burns.............................................  42,328,969        88.92%          645,189         1.35%
Andrew H. Hines, Jr. .......................................  42,298,340        88.85%          675,818         1.42%
Charles B. Johnson..........................................  42,359,221        88.98%          614,937         1.29%

2. The ratification or rejection of the selection of McGladrey & Pullen, LLP, as independent auditors for the Fund for the fiscal year ending August 31, 1998:

               % OF                    % OF                    % OF
            OUTSTANDING             OUTSTANDING             OUTSTANDING
   FOR        SHARES      AGAINST     SHARES      ABSTAIN     SHARES
-----------------------------------------------------------------------
42,303,997    88.86%      262,193      0.55%      407,968      0.86%

*Harris J. Ashton, Nicholas F. Brady, S. Joseph Fortunato, John Wm. Galbraith, Edith E. Holiday, Betty P. Krahmer, Gordon S. Macklin and Fred R. Millsaps are Directors of the Fund who are currently serving and whose terms of office continued after the Annual Meeting of Shareholders.
                                                                              17

PAGE



TEMPLETON EMERGING MARKETS INCOME FUND, INC.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Fund offers a Dividend Reinvestment and Cash Purchase Plan (the "Plan") with the following features: -- If shares of the Fund are held in the shareholder's name, the shareholder will automatically be a participant in the Plan unless he elects to withdraw. If the shares are registered in the name of a broker-dealer or other nominee (i.e., in "street name"), the broker-dealer or nominee will elect to participate in the Plan on the shareholder's behalf unless the shareholder instructs them otherwise, or unless the reinvestment service is not provided by the broker-dealer or nominee. -- Participants should contact ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938, to receive the Plan brochure. -- To receive dividends or distributions in cash, the shareholder must notify Mellon Securities Trust Company (the "Plan Agent") at the address above or the institution in whose name the shares are held. The Plan Agent must receive written notice within 10 business days before the record date for the distribution. -- Whenever the Fund declares dividends in either cash or common stock of the Fund, if the market price is equal to or exceeds net asset value at the valuation date, the participant will receive the dividends entirely in stock at a price equal to the net asset value, but not less than 95% of the then current market price of the Fund's shares. If the market price is lower than net asset value or if dividends and/or capital gains distributions are payable only in cash, the participant will receive shares purchased on the New York Stock Exchange or otherwise on the open market. -- A participant has the option of submitting additional payments to the Plan Agent, in any amounts of at least $100, up to a maximum of $5,000 per month, for the purchase of Fund shares for his or her account. These payments shall be made by check or money order payable to "Mellon Securities Trust Co." and sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 382009, Pittsburgh, PA 15250-8009, Attn: Templeton Emerging Markets Income Fund, Inc. The Plan Agent shall apply such payments (less a $5.00 service charge and less a pro rata share of trading fees) to purchases of Fund shares in the open market. -- The automatic reinvestment of dividends and/or capital gains does not relieve the participant of any income tax which may be payable on dividends or distributions. -- The participant may withdraw from the Plan without penalty at any time by written notice to the Plan Agent sent to ChaseMellon Shareholder Services, Investor Services, P.O. Box 3338, South Hackensack, NJ 07606-1938. Upon withdrawal, the participant will receive, without charge, stock certificates issued in the participant's name for all full shares held by the Plan Agent; or, if the participant wishes, the Plan Agent will sell the participant's shares and send the proceeds, less a service fee of $5.00 and less trading fees. -- Whenever shares are purchased on the New York Stock Exchange or otherwise on the open market, each participant will pay a pro rata portion of trading fees. Trading fees will be deducted from amounts to be invested.

SHAREHOLDER INFORMATION

Shares of Templeton Emerging Markets Income Fund, Inc. are traded daily on the New York Stock Exchange under the symbol "TEI." Information about the net asset value and the market price is published each Monday in the Wall Street Journal, weekly in Barron's and each Saturday in The New York Times and other newspapers. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers.

For current information about dividends and shareholder accounts, call 1-800-292-9293.

 18

PAGE



The daily closing net asset value as of the previous business day may be obtained when available by calling Franklin Templeton Fund Information after 10 a.m. Eastern Time any business day at 1/800-DIAL BEN (1-800-342-5236).

If any shareholder is not receiving copies of the Reports to Shareholders because shares are registered in a broker's name or in a custodian's name, he or she can request that his or her name be added to the Fund's mailing list, by writing Templeton Emerging Markets Income Fund, Inc., 100 Fountain Parkway, P.O. Box 33030, St. Petersburg, FL 33733-8030.

                                                                              19

PAGE



                       This page intentionally left blank

PAGE


LITERATURE REQUEST

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.


FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH
Franklin Global Health Care Fund
Templeton Developing
 Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global
 Infrastructure Fund
Templeton Global
 Opportunities Trust
Templeton Global
 Real Estate Fund
Templeton Global
 Smaller Companies Fund
Templeton Greater European Fund
Templeton Growth Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH AND INCOME
Franklin Global Utilities Fund
Franklin Templeton German
 Government Bond Fund
Franklin Templeton Global
 Currency Fund
Mutual European Fund
Templeton Global Bond Fund
Templeton Growth and
 Income Fund

GLOBAL INCOME
Franklin Global Government
 Income Fund
Franklin Templeton Hard
 Currency Fund
Franklin Templeton High Income
 Currency Fund
Templeton Americas Government
 Securities Fund

GROWTH
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin DynaTech Fund
Franklin Equity Fund
Franklin Gold Fund
Franklin Growth Fund
Franklin MidCap Growth Fund
Franklin Small Cap
 Growth Fund
Mutual Discovery Fund

GROWTH AND INCOME
Franklin Asset Allocation Fund
Franklin Balance Sheet
 Investment Fund*
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin MicroCap Value Fund*
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Strategic Income Fund
Franklin Utilities Fund
Franklin Value Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund
Templeton American Trust, Inc.

Fund Allocator Series
Franklin Templeton Conservative
 Target Fund
Franklin Templeton Moderate
 Target Fund
Franklin Templeton Growth
 Target Fund

INCOME
Franklin Adjustable Rate
 Securities Fund
Franklin Adjustable U.S.
 Government Securities Fund
Franklin's AGE High Income Fund
Franklin Investment Grade
 Income Fund
Franklin Short-Intermediate
 U.S. Government Securities Fund
Franklin U.S. Government
 Securities Fund
Franklin Money Fund
Franklin Federal Money Fund

For Corporations
Franklin Corporate Qualified
 Dividend Fund

FRANKLIN FUNDS SEEKING
TAX-FREE INCOME
Federal Intermediate-Term
 Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund
Puerto Rico Tax-Free
 Income Fund
Tax-Exempt Money Fund

FRANKLIN STATE-SPECIFIC
FUNDS SEEKING
TAX-FREE INCOME
Alabama
Arizona**
Arkansas***
California**
Colorado
Connecticut
Florida**
Georgia
Hawaii***
Indiana
Kentucky
Louisiana
Maryland
Massachusetts+
Michigan**
Minnesota+
Missouri
New Jersey
New York**
North Carolina
Ohio+
Oregon
Pennsylvania
Tennessee***
Texas
Virginia
Washington***

VARIABLE ANNUITIES++
Franklin Valuemark(R)
Franklin Templeton
 Valuemark Income Plus
 (an immediate annuity)



*These funds are now closed to new accounts, with the exception of retirement accounts.

**Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).

***The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.

+Portfolio of insured municipal securities.

++Franklin Valuemark and Franklin Templeton Valuemark Income Plus are issued by Allianz Life Insurance Company of North America or by its wholly owned subsidiary, Preferred Life Insurance Company of New York, and distributed by NALAC Financial Plans, LLC.

                                                                         10/97.1


PAGE
TEMPLETON EMERGING MARKETS
INCOME FUND, INC.
100 Fountain Parkway
P.O. Box 33030
St. Petersburg, Florida 33733-8030

TRANSFER AGENT
Chase Mellon Shareholder Services
450 West 33rd Street
New York, New York 10001
1-800/416-5585

SHAREHOLDER SERVICES
1-800/632-2301

FUND INFORMATION
1-800/342-5236

Investors should be aware that the value of investments made for the Fund may go down as well as up, and that the Investment Manager may make errors in selecting securities for the Fund's portfolio. Like any investment in securities, the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and Fund investors are not protected from such losses by the Investment Manager. Therefore, investors who cannot accept the risk of such losses should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                                        [RECYCLE LOGO] Printed on recycled paper
TLTEI S98 04/98